UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2013

FIFTH & PACIFIC COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Fifth & Pacific Companies, Inc. (the “Company”) is filing this Form 8-K to reflect certain changes described below with respect to the financial information contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2012 (the “Third Quarter 2012 Form 10-Q”), which was filed with the United States Securities and Exchange Commission on October 25, 2012. The information in this Form 8-K is not an amendment to or restatement of the Third Quarter 2012 Form 10-Q.

The Company is filing a Registration Statement on Form S-4 relating to an exchange offer for its outstanding $372.0 million aggregate principal amount of 10.5% Senior Secured Notes due 2019 (the “Senior Notes”). The Company is including in this Form 8-K supplemental condensed consolidating financial information in accordance with Rule 3-10 of Regulation S-X regarding certain of the Company’s subsidiaries that guarantee the Senior Notes.

The supplemental condensed consolidating financial information for the periods included in the Company’s Third Quarter 2012 Form 10-Q is provided in Note 17 of Notes to Condensed Consolidated Financial Statements, which is attached hereto as Exhibit 99.1.

All other information in the Third Quarter 2012 Form 10-Q remains unchanged. This Form 8-K does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than the supplemental condensed consolidating financial information, as described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Third Quarter 2012 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Form 8-K should be read in conjunction with the Third Quarter 2012 Form 10-Q.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Item 1 – Financial Statements for the nine and three month periods ended September 29, 2012 and October 1, 2011.
101.INS*	XBRL Instance Document.
101.SCH*	XBRL Taxonomy Extension Schema Document.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	Taxonomy Extension Presentation Linkbase Document.

*

Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing, are deemed not filed for purposes of Section 18 of the Exchange Act, and otherwise are not subject to liability under those sections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH & PACIFIC COMPANIES, INC.

Date: January 18, 2013	By:	/s/ George M. Carrara
	Name:	George M. Carrara
	Title:	Chief Financial Officer

EXHIBIT LISTING

Exhibit No.	Description
99.1	Item 1 – Financial Statements for the nine and three month periods ended September 29, 2012 and October 1, 2011.
101.INS*	XBRL Instance Document.
101.SCH*	XBRL Taxonomy Extension Schema Document.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	Taxonomy Extension Presentation Linkbase Document.

*

Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing, are deemed not filed for purposes of Section 18 of the Exchange Act, and otherwise are not subject to liability under those sections.